CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Revenues
Total revenues	$ 16,475	$ 21,882
Cost of revenues
Total cost of revenues	10,127	13,743
Gross profit	6,348	8,139
Operating expenses:
Research and development	3,971	4,790
Sales and marketing	3,526	5,005
General and administrative	5,389	5,748
Other expense, net	1,635	2,271
Total operating expenses	14,521	17,814
Operating loss	(8,173)	(9,675)
Financial expenses, net	(3,289)	(335)
Loss before income taxes	(11,462)	(10,010)
Income tax expense	(43)	(5,730)
Net loss	$ (11,505)	$ (15,740)
Net loss per share:
Basic and Diluted	$ (0.71)	$ (1.03)
Shares used in calculation of net income per share:
Basic and Diluted	16,149,597	15,232,155
Product [Member]
Revenues
Total revenues	$ 4,455	$ 8,516
Cost of revenues
Total cost of revenues	2,425	4,952
Service [Member]
Revenues
Total revenues	12,020	13,366
Cost of revenues
Total cost of revenues	$ 7,702	$ 8,791